UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 14, 2006

                              Rand Logistics, Inc.
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             (Exact name of registrant as specified in its charter)

          Delaware                   000-50908                   20-1195343
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(State or other jurisdiction        (Commission               (I.R.S. Employer
      of incorporation)             File Number)             Identification No.)

450 Park Avenue, 10th Floor, New York, New York                         10022
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   (Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code (212) 644-3450

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

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ITEM 7.01 REGULATION FD DISCLOSURE

      On August 14, 2006, the Registrant issued a press release announcing its financial results for its first fiscal quarter ended June 30, 2006. The Registrant also reported the approval of a Warrant Compensation Program for senior management and non-executive directors. The entire text of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

      Exhibit 99.1        Press Release, dated August 14, 2006

                                    Signature

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          RAND LOGISTICS, INC.


Date: August 14, 2006                     By: /s/ Laurence S. Levy
                                          --------------------------------------
                                          Name: Laurence S. Levy
                                          Title: Chairman of the Board and Chief
                                                 Executive Officer